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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)      January 20, 1999
                                                 -------------------------------

                                 NeuroCorp., Ltd
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               (Exact Name of Registrant as Specified in Charter)


              Nevada                  33 2205 D                87-0446395
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(State or Other Jurisdiction         (Commission              (IRS Employer
     of Incorporation)               File Number)           Identification No.)


                150 White Plains Road, Tarrytown, New York 10591
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                    (Address of Principal Executive Officers)


Registrant's telephone number, including area code        (914) 631-3316
                                                   -----------------------------


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Item 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

         I. (a) By letters dated January 20, 1999, Scarano and Tomaro, P.C. advised the Registrant that (i) they declined to stand for reelection as the Registrant's independent auditors and (ii) that effective January 20, 1999 they no longer serve as independent auditors of record for the Registrant. Scarano & Tomaro P.C., previously served as Registrant's independent auditors and reported on Registrant's fiscal years ending December 31, 1996 and 1997.

         (b) Scarano & Tomaro, P.C.'s report on Registrant's financial statements for the year ending December 31, 1997 contained a "going concern" qualification.

         (c) While the Audit Committee of the Board of Directors of Registrant was considering a change of independent auditors it had not yet taken any such action at the time Scarano & Tomaro P.C.'s letters were received.

         (d) During the Registrant's two most recent fiscal years and any subsequent interim periods preceding their resignation, there was no disagreement with Scarano & Tomaro, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Scarano & Tomaro, P.C., would have caused them to make a reference to the subject matter of the disagreement in connection with their report.

         (e) During the Registrant's two most recent fiscal years and subsequent interim period preceding Scarano & Tomaro, P.C.'s resignation, none of the events described in Regulation S-K, Item 304(a)(1)(v)(A)-(D) occurred.

         (f) On January 25, 1999, with the approval of the Audit Committee, the Registrant retained DiSanto Bertoline & Company, P.C., 628 Hebron Avenue, Building #3, Glastonbury, Connecticut 06033-2496, as its new independent auditors. During the Registrant's two most recent fiscal years and any subsequent interim period preceding Scarano & Tomaro, P.C.'s resignation, neither the Registrant nor anyone acting on its behalf consulted DiSanto Bertoline & Company, P.C. with respect to any of the matters described in Regulation S-K, Item 304(a)(2)(i) and (ii).

         II. The Registrant has provided copies of this Form 8-K to its former auditors so that they may report to the Commission in the event they disagree with any of the information contained in this Form 8-K with respect to them and a copy of their response is annexed hereto as Exhibit 10(o).


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)   Exhibits

               Exhibit Number:

               10(o) Response Letter from Scarano & Tomaro, P.C.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        NeuroCorp., Ltd.

Dated: March 10, 1999                   By:         /s/ Vernon L. Wells
                                             -----------------------------------
                                             Vernon L. Wells, President and CEO


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                                INDEX OF EXHIBITS


EXHIBIT NUMBER:

         10(o) Response Letter from Scarano & Tomaro, P.C.